SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               -------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) July 29, 1997


                                  MAPICS, INC.
               (Exact Name of Registrant as Specified in Charter)


        MASSACHUSETTS                    0-18674                04-2711580
(State of Other Jurisdiction     (Commission File Number)     (IRS Employer
      of Incorporation)                                      Identification No.)


            5775-D GLENRIDGE DRIVE, ATLANTA, GA           30328
          (Address of Principal Executive Offices)     (Zip Code)


       Registrant's telephone number, including area code: (404) 705-3000


                   MARCAM CORPORATION, 95 WELLS AVENUE, NEWTON, MA, 02159
                       (Former name and former address of Registrant)



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Item 2.  Acquisition or Disposition of Assets

         On July 29, 1997, Marcam Corporation spun off in a tax-free distribution the portion of its business relating to its PRISM, Protean and Avantis product lines. In connection with the distribution, Marcam Corporation transferred to Marcam Solutions, Inc., a new wholly owned subsidiary of Marcam Corporation ("Marcam Solutions"), substantially all of the business, assets and liabilities relating to its PRISM, Protean and Avantis product lines and an aggregate of $39.0 million in cash in exchange for (i) the assumption by Marcam Solutions of certain liabilities and obligations relating to the business to be conducted by Marcam Solutions, (ii) a number of shares of common stock of Marcam Solutions sufficient for Marcam Corporation to make the distribution and (iii) warrants to purchase an aggregate of 500,000 shares of common stock of Marcam Solutions. On July 25, 1997, Marcam Corporation borrowed $64.0 million, a portion of which was used to make the $39.0 million cash transfer by Marcam Corporation to Marcam Solutions. Marcam Corporation distributed all of its ownership interest in Marcam Solutions by means of a distribution on July 29, 1997 to its stockholders of record on July 23, 1997 (the "Distribution"). In connection with the Distribution, Marcam Corporation changed its name from "Marcam Corporation" to "MAPICS, Inc." ("MAPICS").

         Although the common stock of Marcam Solutions was distributed to Marcam Corporation's stockholders, the Distribution is being recorded for accounting purposes as a disposal of the business conducted by MAPICS, due to the relative significance of the business conducted by Marcam Solutions. Accordingly, the unaudited pro forma consolidated financial statements set forth in Exhibit 99.1 reflect the financial position and operating results of Marcam Solutions, principally by deducting the financial position and operating results of MAPICS from the historical (pre-Distribution) consolidated financial statements of Marcam Corporation. The financial statements of Marcam Solutions for reporting periods after the Distribution will reflect the Distribution as a disposal of the business conducted by MAPICS and will not be restated to remove the effects of the prior operating results of the MAPICS business. The unaudited pro forma combined financial statements of MAPICS set forth in Exhibit 99.2 reflect the financial position and operating results of MAPICS assuming the Distribution and certain other transactions had occurred as of June 30, 1997, if applicable. The unaudited pro forma combined financial statements should be read in conjunction with the audited historical combined financial statements of MAPICS included in the final prospectus filed with the Securities and Exchange Commission on July 30, 1997 pursuant to Rule 424 (b)(4) of the Securities Act of 1933. The financial statements of the Registrant after the Distribution will consist solely of the separate financial statements of MAPICS and will not correspond to the historical consolidated financial statements of Marcam Corporation.



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)  Financial Statements of Business Acquired.  None.
             -----------------------------------------
        (b)  Pro Forma Financial Information.
             -------------------------------

                  Pro Forma Consolidated Balance Sheet of Marcam Solutions, Inc. as of June 30, 1997 (Unaudited)

                  Pro Forma Consolidated Statements of Operations of Marcam Solutions, Inc. for the fiscal year ended September 30, 1996 (Unaudited) and the nine months ended June 30, 1997 (Unaudited)

                  Notes to Pro Forma Consolidated Financial Statements of Marcam Solutions, Inc. (Unaudited)

                  Pro Forma Combined Balance Sheet of MAPICS, Inc. as of June 30, 1997 (Unaudited)

                  Pro Forma Combined Statements of Operations of MAPICS, Inc. for the fiscal year ended September 30, 1996 (Unaudited) and the nine months ended June 30, 1997(Unaudited)

                  Notes to Pro Forma Combined Financial Statements of MAPICS, Inc. (Unaudited)

        (c)  Exhibits.
             --------


Exhibit No.    Description
-----------    -----------

2                 Distribution Agreement between Marcam Solutions, Inc. and
                  MAPICS, Inc.


99.1 The following unaudited pro forma consolidated financial statements of Marcam Solutions, Inc.:

                  Pro Forma Consolidated Balance Sheet as of June 30, 1997 (Unaudited)

                  Pro Forma Consolidated Statements of Operations for the fiscal year ended September 30, 1996 (Unaudited) and the nine months ended June 30, 1997 (Unaudited)

                  Notes to Pro Forma Consolidated Financial Statements
                  (Unaudited)

99.2 The following unaudited pro forma combined financial statements of MAPICS, Inc.:

                  Pro Forma Combined Balance Sheet as of June 30, 1997
                  (Unaudited)

                  Pro Forma Combined Statements of Operations for the fiscal year ended September 30, 1996 (Unaudited) and the nine months ended June 30, 1997(Unaudited)

                  Notes to Pro Forma Combined Financial Statements (Unaudited)


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MAPICS, INC.


Date: August 8, 1997                         By: /s/ William J. Gilmour
                                             ------------------------------
                                              William J. Gilmour
                                              Chief Financial Officer




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                                 EXHIBIT INDEX



Exhibit No.       Description
-----------       -----------

2                 Distribution Agreement between Marcam Solutions, Inc. and
                  MAPICS, Inc.


99.1 The following unaudited pro forma consolidated financial statements of Marcam Solutions, Inc.:

                  Pro Forma Consolidated Balance Sheet as of June 30, 1997 (Unaudited)

                  Pro Forma Consolidated Statements of Operations for the fiscal year ended September 30, 1996 (Unaudited) and the nine months ended June 30, 1997 (Unaudited)

                  Notes to Pro Forma Consolidated Financial Statements
                 (Unaudited)


99.2 The following unaudited pro forma combined financial statements of MAPICS, Inc.:

                  Pro Forma Combined Balance Sheet as of June 30, 1997
                 (Unaudited)

                  Pro Forma Combined Statements of Operations for the fiscal year ended September 30, 1996 (Unaudited) and the nine months ended June 30, 1997 (Unaudited)

                  Notes to Pro Forma Combined Financial Statements (Unaudited)